UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 2, 2013

MAC-GRAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13495	04-3361982
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

404 Wyman Street, Suite 400, Waltham, Massachusetts 02451

 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 487-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 2, 2013, Mac-Gray Corporation (“Mac-Gray”) issued a press release announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the previously announced merger of Mac-Gray and a wholly-owned subsidiary of CSC ServiceWorks, Inc. (“CSC”).  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Document

99.1	Press Release, dated December 2, 2013

Additional Information About the Proposed Transaction and Where to Find It

Mac-Gray plans to file with the Commission and furnish to its stockholders a proxy statement in connection with the proposed transaction with CSC. Investors and security holders of Mac-Gray are urged to read the proxy statement and the other relevant materials when they become available because such materials will contain important information about Mac-Gray, CSC and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by Mac-Gray with the Commission, may be obtained free of charge at the Commission’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents Mac-Gray files with the Commission by directing a written request to Mac-Gray Corporation, 404 Wyman Street, Suite 400, Waltham, Massachusetts 02451, Attention: Secretary. Copies of Mac-Gray’s filings with the Commission may also be obtained at the “Investor Relations” section of Mac-Gray’s website at www.macgray.com.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

Participants in the Solicitation

Mac-Gray and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Mac-Gray in connection with the proposed transaction. Information about those directors and executive officers of Mac-Gray, including their ownership of Mac-Gray securities, is set forth in the proxy statement for Mac-Gray’s 2013 Annual Meeting of Stockholders, which was filed with the Commission on April 29, 2013, as supplemented by other Mac-Gray filings with the Commission. Investors and security holders may obtain additional information regarding the direct and indirect interests of Mac-Gray and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Cautionary Statement Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction with CSC and Mac-Gray’s plans with regard to the proxy statement.  Mac-Gray intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions.  Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of Mac-Gray, may be identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “project,” or similar expressions.  Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such forward-looking statements.  Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, general economic conditions, changes in multi-housing vacancy rates, Mac-Gray’s ability to renew long-term customer contracts, the proposed transaction, the ability to satisfy the closing conditions set forth in the Merger Agreement, including obtaining stockholder approval and those conditions related to antitrust clearance, the ability of the parties to consummate the proposed transaction and those risks set forth in Mac-Gray’s Annual Report on Form 10-K for the year ended December 31, 2012 under “Risk Factors” and in other reports subsequently filed with the Commission. Except as may be expressly required by law, Mac-Gray undertakes no obligation to update any forward-looking statements, which speak only as of the date of this report. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAC-GRAY CORPORATION

Date:	December 2, 2013	By:	/S/ MICHAEL J. SHEA
			Name:	Michael J. Shea
			Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Document

99.1	Press Release, dated December 2, 2013